Net Income Attributable to Company Per Share - Computation of Weighted Average Basic and Diluted Shares Outstanding (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
Numerator:
Income from continuing operations	$ 548	$ 461
Income from discontinued operations	41	41
Net income attributable to Company	$ 589	$ 502
Denominator:
Basic-weighted average common shares outstanding	428	426
Dilutive effect of employee stock options and other unvested stock awards	1	2
Diluted outstanding shares	429	428
Basic:
Income from continuing operations	$ 1.28	$ 1.08
Income from discontinued operations	$ 0.10	$ 0.10
Net income attributable to Company	$ 1.38	$ 1.18
Diluted:
Income from continuing operations	$ 1.28	$ 1.08
Income from discontinued operations	$ 0.09	$ 0.09
Net income attributable to Company	$ 1.37	$ 1.17
Cash dividends per share	$ 0.26	$ 0.13